                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant                              |X|

Filed by a Party other than the Registrant           |_|

Check the appropriate box:

|X|      Preliminary Proxy Statement

|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

|_|      Definitive Proxy Statement

|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                MICROISLET, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.       Title of each class of securities to which transaction applies:

________________________________________________________________________________

2.       Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

4.       Proposed maximum aggregate value of transaction:

________________________________________________________________________________

5.       Total fee paid:

________________________________________________________________________________

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.       Amount Previously Paid:

________________________________________________________________________________

7.       Form, Schedule or Registration Statement No.:

________________________________________________________________________________

8.       Filing Party:

________________________________________________________________________________

9.       Date Filed:

________________________________________________________________________________

                                MICROISLET, INC.
                        6370 Nancy Ridge Drive, Suite 112
                           San Diego, California 92121
                                 (858) 657-0287

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 25, 2004

TO THE STOCKHOLDERS OF MICROISLET, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MICROISLET, INC., a Nevada corporation (the "Company"), will be held on May 25, 2004 at 2:00 p.m. local time at 12544 High Bluff Drive, Suite 300, San Diego, California 92130.

1. To elect directors to serve for the ensuing year and until their successors are elected.

2. To approve an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock from 50,000,000 to 100,000,000 shares.

3. To approve an amendment to the Company's Amended and Restated 2000 Stock Option Plan (the "2000 Plan") (i) to increase the maximum aggregate number of shares of the Company's Common Stock ("Common Stock") that may be issued under the 2000 Plan from 4,000,000 to 6,000,000, (ii) to increase the maximum aggregate number of shares of Common Stock that may be issued under the 2000 Plan pursuant to the exercise of tax-qualified incentive stock options to 6,000,000, and
         (iii) to state that no employee may be granted options within any fiscal year of the Company under the 2000 Plan to purchase more than 500,000 shares under options, except that a new employee shall be eligible to receive up to a maximum of 2,000,000 shares under options in the fiscal year in which he or she commences employment.

4. To ratify the selection of Deloitte & Touche LLP as independent auditors of the Company for its fiscal year ending December 31, 2004.

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on March 30, 2004, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                           By Order of the Board of Directors

                                           _____________________________________
                                           John F. Steel IV
                                           Chairman and Chief Executive Officer
San Diego, California
April 28, 2004

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Proxy Statement for the 2004 Annual Meeting of Stockholders                    1
Proposal 1  Election of Directors                                              2
Proposal 2 Approval of an Amendment to the Company's Articles of
  Incorporation to Increase the Number of Authorized Shares of
  Common Stock                                                                 7
Proposal 3 Approval of Additional Shares for Issuance Under the
  Amended and Restated 2000 Stock Option Plan                                 10
Proposal 4 Ratification of Selection of Independent Auditors                  15
Management                                                                    17
Security Ownership of Certain Beneficial Owners and Management                18
Certain Relationships and Related Transactions                                19
Section 16(a) Beneficial Ownership Reporting Compliance                       20
Code of Business Conduct and Ethics                                           21
Executive Compensation                                                        21
Other Matters                                                                 24
   Appendix A                                                                A-1
   Appendix B                                                                B-1
   Appendix C                                                                C-1
   Appendix D                                                                D-1
   Appendix E                                                                E-1

                                MICROISLET, INC.
                        6370 Nancy Ridge Drive, Suite 112
                           San Diego, California 92121
                                 (858) 657-0287

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                             To be held May 25, 2004

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of MicroIslet, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 25, 2004, at 2:00 p.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 12544 High Bluff Drive, Suite 300, San Diego, California 92130. The Company intends to mail this proxy statement and accompanying proxy card on or about April 28, 2004 to all Stockholders entitled to vote at the Annual Meeting.

SOLICITATION

         The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

         Only holders of record of Common Stock at the close of business on March 30, 2004 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 30, 2004, the Company had outstanding and entitled to vote 38,433,030 shares of Common Stock.

         Except as provided below, on all matters to be voted upon at the Annual Meeting, each holder of record of Common Stock on the Record Date will be entitled to one vote for each share held. With respect to the election of directors, stockholders may exercise cumulative voting rights, i.e., each stockholder entitled to vote for the election of directors may cast a total number of votes equal to the number of directors to be elected multiplied by the number of such stockholder's shares and may cast such total of votes for one or more candidates in such proportions as such stockholder chooses. However, no stockholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and at least one stockholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes. In addition, the person or persons holding the proxies solicited by the board of directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the nominees of the board of directors as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked "withhold authority to vote for all nominees." However, such an instruction will also deny the proxy holders the authority to vote for any or all of the nominees of the board of directors, even if cumulative voting is not called for at the Annual Meeting.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will have no effect on the outcome of the vote for the election of directors. Abstentions will be counted towards the tabulation of votes cast on Proposals 2, 3 and 4 and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 6370 Nancy Ridge Drive, Suite 112, San Diego, California 92121, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

         The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2005 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is December 30, 2004.

         The Company's Bylaws also establish an advance notice procedure with respect to certain stockholder proposals and director nominations. If a stockholder wishes to have a stockholder proposal considered at the Company's next annual meeting, the stockholder must give timely notice of the proposal in writing to the Secretary of the Company. To be timely, a stockholder's notice of the proposal must be delivered to, or mailed and received at our executive offices not earlier than January 25, 2005 and not later than February 24, 2005; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the anniversary of the scheduled date of this year's Annual Meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the annual meeting date is first made.

         A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,
(iii) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (iv) the class and number of shares which are beneficially owned by the stockholder, (iv) whether such stockholder intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company's voting shares required under applicable law to carry the proposal, or in the case of a nomination or nominations, a sufficient number of holders of the Company's voting shares to elect such nominee or nominees.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         There are five nominees for the five Board positions presently authorized in accordance with the Company's Bylaws. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company and was elected by the stockholders at the Company's 2003 annual Meeting of Stockholders.

         Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below, subject to the discretionary power to cumulate votes. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

         The five candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company.

                        THE BOARD OF DIRECTORS RECOMMENDS
                      A VOTE IN FAVOR OF EACH NAMED NOMINEE

NOMINEES

         The names of the nominees and certain information about them are set forth below:


NAME                                   AGE   POSITION AND OFFICES                                    DIRECTOR SINCE
John F. Steel IV                       45    Chairman, Chief Executive Officer and Director             2002
Hartoun Hartounian, Ph.D.              44    President, Chief Operating Officer and Director            2002
Robert W. Anderson, M.D.               66    Director                                                   2002
Steven T. Frankel                      60    Director                                                   2002
James R. Gavin III, M.D., Ph.D.        58    Director                                                   2002

         JOHN F. STEEL IV. Mr. Steel joined the Company in April 2002 as Chairman of the Board of Directors and Chief Executive Officer. In January 1998, Mr. Steel founded MicroIslet of Delaware, Inc. ("MicroIslet of Delaware"), a company acquired by the Company that is now its wholly owned subsidiary, and has served as its Chairman and Chief Executive Officer from September 1998 to April 2002. Mr. Steel also served as a director of DiaSense, Inc. from January 4, 2001 to April 2, 2002. From January 1996 to December 1997, Mr. Steel was a founder, Chief Executive Officer and a director of AKESIS Pharmaceuticals, Inc., a company that developed a patented treatment for insulin resistance for Type II diabetes. From January 1987 to June 1990, Mr. Steel served as the Vice President of Defined Benefit Inc., a company he founded in 1986 that provided financial services to health care professionals. From 1989 to 1994, Mr. Steel consulted to several public and private companies on business issues related to distribution of goods, services, and finances through Steel Management. Mr. Steel received his MBA degree with an emphasis in finance from the University of Southern California and a Bachelor of Arts degree from Dartmouth College.

         HARTOUN HARTOUNIAN, PH.D. Dr. Hartounian joined the Company in April 2002 and had served as President and Chief Operating Officer of MicroIslet of Delaware from August 2000 to April 2002. Before joining MicroIslet of Delaware, Dr. Hartounian served from July 1998 to August 2000 as the Head of the Process Development at Kelco BioPolymers, one of the world's largest producers of biopolymers and a unit of Pharmacia. From April 1994 to June 1998, Dr. Hartounian served as the Associate Director of Process Development at SkyePharma PLC (formerly known as Depotech), where he was responsible for all aspects of process development, scale up and technology transfer and was the key contributor in the commercialization of SkyePharma's first product. Dr. Hartounian received his Ph.D. in Chemical Engineering from the University of Delaware in 1992.

         ROBERT W. ANDERSON, M.D. Dr. Anderson has been a director of the Company since April 2002 and was a director of MicroIslet of Delaware from March 2001 to April 2002. From June 1994 to the present, Dr. Anderson has served as the David C. Sabiston, Jr., Distinguished Professor and Chairman Emeritus of the Department of Surgery at Duke University Medical Center in Durham, North Carolina. He received an MBA degree from the Kellogg School of Management at Northwestern in 1994 and was appointed as the Chairman of the Department of Surgery at Duke in the same year. Dr. Anderson received his B.S. degree in Engineering from Duke University and was awarded the M.D. degree from Northwestern University in 1964.

         STEVEN T. FRANKEL. Mr. Frankel has been a director of the Company since May 2002. Mr. Frankel has been an advisor to Genetic Diagnostics Inc. since September 2002. From October 2001 to September 2002 he was the Chief Executive Officer and President Genetic Diagnostics Inc. Since April 1998, he has been the Chief Executive Officer, President and a director of A-Fem Medical Corp., a developer of women's healthcare products. Before that, he was the Chief Executive Officer and President of Quidel Corp., a manufacturer of physicians' office diagnostic test kits, from May 1992 to March 1998. Mr. Frankel was also President of various divisions of Becton, Dickinson and Co. from October 1979 to May 1992. Mr. Frankel attended the Executive Program at Stanford University in 1989 and received his BA in Philosophy from Clark University in 1964.

         JAMES R. GAVIN III, M.D., PH.D. Dr. Gavin has been a director of the Company since April 2002 and was a director of MicroIslet of Delaware from March 2001 to April 2002. Since July 2002, he has been the President of Atlanta Morehouse School of Medicine. Dr. Gavin has been a member of the Board of Directors of Baxter International Inc., and Anastasia Marie Laboratories, Inc. since February 2003 and 1998, respectively. Dr. Gavin was Chairman of the Board of Directors of Equidyne Corporation from August 2001 to 2003. He was also a member of the Board of Directors of Taste for Living, Inc. from 1999 to 2002. From July 1991 to June 2002, Dr. Gavin was the Senior Scientific Officer of the Howard Hughes Medical Institute in Chevy Chase, Maryland. He completed his B.S. in Chemistry at Livingstone College, a Ph.D. in Biochemistry at Emory University and his M.D. at Duke University Medical School. Dr. Gavin has received numerous civic and academic awards and honors.


           BOARD AND COMMITTEE MATTERS AND CORPORATE GOVERNANCE MATTERS

BOARD OF DIRECTORS

         The Board of Directors of the Company currently consists of five directors: John F. Steel IV (Chairman), Hartoun Hartounian, Ph.D., Robert W. Anderson, M.D., Steven T. Frankel and James R. Gavin III, M.D., Ph.D. During the fiscal year ended December 31, 2003 the Board of Directors held five meetings and acted by unanimous written consent nine times. All directors attended at least 75% of the aggregate of the total number of the meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served. The Company also encourages all members of the Board to attend the Company's Annual Meeting of Stockholders each year. Four members of the Board attended the Company's 2003 Annual Meeting of Stockholders.

INDEPENDENCE OF THE BOARD OF DIRECTORS

         After review of all relevant transactions or relationships between each director, or any of his family members, and the Company, the senior management of the Company and its independent auditors, the Board of Directors has affirmatively determined that all of its directors, except for Mr. Steel, the Chairman of the Board and Chief Executive Officer and Hartoun Hartounian, the President and Chief Operating Officer, which are both executive positions, are independent directors within the meaning of the applicable American Stock Exchange listing standards.

EXECUTIVE SESSIONS

         The independent directors of the Board will meet at least annually in executive sessions outside the presence of non-independent directors and management.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         Historically, the Company has not adopted a formal process for stockholder communications with its Board of Directors. Nevertheless, the Company has made reasonable efforts to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. The Company believes its responsiveness to stockholder communications to the Board has been excellent. During the upcoming year the Nominating and Governance Committee of the Board of Directors will give full consideration to the adoption of a formal process for stockholder communications with the Board and, if adopted, promptly post it on the Company's website.


INFORMATION REGARDING THE BOARD COMMITTEES AND MEETINGS

         During the fiscal year ended December 31, 2003, the Board had two standing committees: the Audit Committee and the Compensation Committee. The current charters for the Audit Committee and the Compensation Committee are included as APPENDIX A and APPENDIX B. In January 2004, the Board created a Nominating and Governance Committee and the charter for that committee is attached as Appendix C. The charters have been adopted and in some cases amended and restated to, among other things, reflect SEC rules adopted to implement provisions of the Sarbanes-Oxley Act of 2002. The charters for all three board committees are also available on the company's website at http://www.microislet.com.

         AUDIT COMMITTEE. The Board of Directors of the Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee oversees the Company's corporate accounting and financial reporting processes. Among other functions, the Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; engages the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; confers with senior management and the independent auditors regarding the adequacy and effectiveness of financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company's audit engagement team as required by law; reviews annually the Audit Committee's written charter and the committee's performance; reviews the financial statements to be included in the Company's Annual Report on Form 10-KSB; and discusses with management and the independent auditors the results of the annual audit and the results in the Company's quarterly financial statements. The Audit Committee has the authority to retain special legal, accounting or other advisors or consultants as it deems necessary or appropriate to carry out its duties.

         The Audit Committee, which as of the end of fiscal 2003 was composed of Messrs. Anderson, Frankel and Gavin, met four times during fiscal 2003. The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors and attached as Appendix A to this Proxy Statement. The Audit Committee Charter was amended and restated in March 2004.

         The members of the Audit Committee are independent directors within the meaning of Section 121 of the American Stock Exchange Company Guide. The board of directors has determined that Steven T. Frankel is an "audit committee financial expert" as defined by Item 401(e) of Regulation S-B of the Exchange Act. The board of directors made this affirmative determination based upon his experience, training and education. The board of directors further determined that Mr. Frankel is "independent" as that term is used in Item 7(d)(3)(iv) of
Schedule 14A of the Exchange Act.

         COMPENSATION COMMITTEE. The Compensation Committee is authorized to review and approve the compensation and benefits for the Company's officers and other employees, including, but not limited to, salary matters, incentive/bonus plans, stock based compensation plans, investment programs and insurance plans. The Compensation Committee also administers the Company's stock option plan. The Compensation Committee, which as of the end of fiscal 2003 was composed of Messrs. Anderson, Frankel and Gavin, held three meetings during fiscal 2003 and acted by unanimous written consent one time.

         NOMINATING AND GOVERNANCE COMMITTEE. The Board of Directors established a Nominating Committee in January 2004. The committee was redesignated as the Nominating and Governance Committee in April 2004. The Nominating and Governance Committee is responsible for identifying, reviewing and evaluating candidates to serve on the Board of Directors, reviewing and evaluating incumbent directors and the performance of the Board; recommending to the Board for selection candidates for election to the Board of Directors; making recommendations to the Board regarding the membership of the committees of the Board; assessing the performance of the Board, including its committees; and developing a set of corporate governance principles for the Company. All members of the Nominating and Governance Committee are independent (as independence is currently defined in Section 121 of the American Stock Exchange Company Guide).

         The Nominating and Governance Committee is currently composed of Messrs. Anderson, Frankel and Gavin. The Nominating and Governance Committee was not established during the fiscal year ended December 31, 2003 and accordingly held no meetings during such year.

CONSIDERATION OF DIRECTOR NOMINEES

DIRECTOR QUALIFICATIONS

         The Nominating and Governance Committee believes that candidates for director should have certain minimum qualifications, including having the knowledge, capabilities, experience and contacts that complement those currently existing within the Company; ability and qualifications to provide the management of the Company with an expanded opportunity to explore ideas, concepts and creative approaches to existing and future issues, and to guide management through the challenges and complexities of building a quality company; ability to meet contemporary public company board standards with respect to general governance; stewardship, depth of review, independence, financial certification, personal integrity and responsibility to stockholders; genuine desire and availability to participate actively in the development of the Company's future; and an orientation toward maximizing stockholder value in realistic time frames. The Committee also intends to consider for new Board members such factors as ability to contribute strategically through relevant industry background and experience; strong current industry and scientific contacts; ability and willingness to introduce and open doors to executives of potential partners; independence from the Company and current board members; and a recognizable name that would add credibility and value to the Company and its stockholders. The Committee may modify these qualifications from time to time.

EVALUATING NOMINEES FOR DIRECTOR

         The Nominating and Governance Committee reviews candidates for director nominees in the context of the current composition of the Board, the Company's operating requirements and the long-term interests of stockholders. In conducting this assessment, the Committee currently considers, among other factors, diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Governance Committee reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors' independence. In the case of new director candidates, the Committee also determines whether the nominee must be independent, which determination is based upon applicable American Stock Exchange listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Committee meets to discuss and consider such candidates' qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote. To date, neither the Nominating and Governance Committee nor any predecessor to the Committee has paid a fee to any third party to assist in the process of identifying or evaluating director candidates. To date, neither the Nominating and Governance Committee nor any predecessor to the Committee has rejected a timely director nominee from a stockholder or stockholders holding more than 5% of the voting stock of the Company.

STOCKHOLDER NOMINATIONS

         In January 2004, the Board created the Nominating Committee. In April 2004, the Board redesignated the committee as the Nominating and Governance Committee, and provided in its charter that the Committee will establish and oversee a policy for considering stockholder nominees for directors, and will develop the procedures that must be followed by stockholders in submitting recommendations. The Committee's Charter requires it to apply the criteria and principles for director selection to be set forth in Guidelines to be developed by the Committee. The Committee expects to apply the same guidelines to stockholder nominees as applied to nominees from other sources. Any stockholder who wishes to recommend for the Nominating and Governance Committee's consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate's name and qualifications in writing to the Chairman of the Board of the Company at the following address: 6370 Nancy Ridge Road, Site 112, San Diego, California 92121.

                          REPORT OF THE AUDIT COMMITTEE

         INTRODUCTORY NOTE: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

         The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2003.

         The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with Deloitte & Touche LLP, the Company's independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has also received written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, which relates to the accountant's independence from the Company and its related entities, and has discussed with Deloitte & Touche LLP their independence from the Company.

         The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors and attached as APPENDIX A to this Proxy Statement. The Audit Committee Charter was amended and restated in March 2004. Each of the members of the Audit Committee qualifies as an independent director under the current listing standards of the American Stock Exchange.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

         AUDIT COMMITTEE
         Robert W. Anderson, M.D.
         Steven T. Frankel
         James R. Gavin III, M.D., Ph.D.

                                   PROPOSAL 2
 APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE
                 THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         In January 2004, the Board approved an amendment to the Company's Articles of Incorporation in the form attached hereto as APPENDIX D ("Articles of Amendment"), subject to stockholder approval, to increase the Company's authorized number of shares of Common Stock from 50,000,000 to 100,000,000 shares.

         The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon filing of the Articles of Amendment with the Secretary of State of the State of Nevada.

RATIONALE FOR INCREASING AUTHORIZED COMMON STOCK

         As of March 16, 2004, there were 38,413,030 shares of Common Stock outstanding. There are also currently 3,950,000 shares reserved for issuance under the 2000 Stock Option Plan (the "2000 Plan"). In addition, the Company has reserved 570,649 shares of Common Stock which may be issued subject to the exercise of options granted to employees, directors and consultants outside of the 2000 Plan, and 6,142,796 shares of Common Stock which may be issued upon exercise of warrants granted by the Company to various investors and service providers.

         Furthermore, the Company currently has reserved 667,398 shares of Common Stock for sale to Fusion Capital Fund II, LLC ("Fusion Capital"), pursuant to a Common Stock Purchase Agreement dated April 1, 2003 between the Company and Fusion Capital. Under this agreement, Fusion Capital agreed, subject to certain conditions, to purchase, on each trading day during the term of the agreement, $20,000 of Common Stock up to an aggregate of $12.0 million. Fusion Capital is committed to purchase the shares through October 2005, if not extended by the Company for six additional months. The Company may decrease this amount or terminate the agreement at any time. If the price of the Common Stock equals or exceeds $3.00 per share for five consecutive trading days, the Company has the right to increase the daily purchase amount above $20,000, providing that the sale price of the Common Stock remains at least $3.00. The sale price per share to Fusion Capital is equal to the lesser of: the lowest sale price of the Common Stock on the day of purchase by Fusion Capital, or the average of the lowest three closing sale prices of the Common Stock during the ten trading days prior to the date of purchase by Fusion Capital. Fusion Capital has agreed that neither it nor any of its affiliates will engage in any direct or indirect short-selling or hedging of the Common Stock during any time prior to the termination of the Common Stock Purchase Agreement. The Company has agreed not to enter into any variable priced equity financings during the term of the Common Stock Purchase Agreement without Fusion Capital's consent. As compensation for its commitment and for expenses incurred, the Company paid Fusion Capital $20,000 during the quarter ended March 31, 2003, and issued to Fusion Capital in April 2003, 501,468 shares of Common Stock. Fusion Capital has agreed not to sell 491,468 of such shares until the earlier of October 2005, or the termination or a default under the Common Stock Purchase Agreement. A registration statement registering the resale of 6,501,468 shares by Fusion Capital was declared effective by the SEC on April 23, 2003. Fusion Capital is not obligated to purchase any shares of Common Stock unless the purchase price under the Common Stock Purchase Agreement is at least $0.50 per share. Under the agreement with Fusion Capital, the Company must satisfy requirements that are a condition to Fusion Capital's obligation including: the continued effectiveness of the registration statement for the resale of the shares by Fusion Capital, continued listing of the Common Stock on the OTC Bulletin Board or another recognized market or exchange, no failure of the Company's transfer agent to issue Common Stock to Fusion Capital within five days of a purchase by Fusion Capital, no default on any of the Company's payment obligations in excess of $1,000,000, and no insolvency or bankruptcy on the Company' part. Consequently, the amount and timing of proceeds that the Company will receive under the agreement, if any, is uncertain. As of March 16, 2004, the Company has sold an aggregate of 1,432,602 shares to Fusion Capital and has received $1,059,995 in total proceeds under the Common Stock Purchase Agreement.

         Giving effect to outstanding shares and the foregoing share reserves, the Company has available for issuance 236,127 shares of Common Stock as of March 16, 2004

         In addition to the above shares reserved, the Company has committed to issue or reserve the following additional shares of Common Stock, subject to stockholder approval of this Proposal 2:

         o 2,000,000 additional shares of Common Stock reserved under the 2000 Plan. See Proposal 3 below.

         o 1,500,000 shares of Common Stock upon exercise of outstanding warrants, 1,000,000 of which are exercisable for $6.00 per share, and 500,000 of which are exercisable for $12.00 per share, expiring July 31, 2007. These warrants were issued to consultants and officers of the Company prior to its business combination with MicroIslet of Delaware for part-time management services performed from December 2001 to April 2002.

         o 810,268 shares of Common Stock upon exercise of warrants the Company agreed to issue to various placement agents in connection with the Company's March 2004 private offering for gross proceeds of approximately $12.8 million (the "March 2004 Financing"). These warrants have exercise prices of $1.30 per share and terms ranging from two to five years.

         o 300,000 shares of Common Stock upon exercise of warrants the Company agreed to issue to two consultants which provided services in connection with the March 2004 financing. These warrants have exercise prices of $1.30 per share, and terms expiring June 30, 2004.

         o 3,900,000 additional shares of Common Stock that we have agreed to reserve for sale under the Fusion Capital Common Stock Purchase Agreement described above.

         Approval of the amendment of the Company's Articles of Incorporation will increase the authorized number of shares of Common Stock from 50,000,000 to 100,000,000, thereby creating an additional 50,000,000 shares of Common Stock. Of these, 4,550,653 shares will be reserved for the purposes set forth above. The remaining 45,449,347 will be available for general corporate purposes, and will enable the Board of Directors, without further action of the stockholders, to reserve shares for issuance upon exercise of options or warrants issued in the future, and upon conversion of any shares of Preferred Stock which may be issued in the future, and to issue shares of Common Stock, up to the new authorized number of shares (excluding reserved shares of Common Stock) from time to time for various purposes as the Board of Directors deems necessary. Such purposes may also include possible future financing or acquisition transactions, stock dividends or distributions, and employee compensation and incentivization. Such issuances, particularly if in private financings, could be at prices less than the public trading price of the Common Stock at the time. Stockholders should be aware that the Company will likely in the future require significant amounts of additional working capital and may need to, among other things, issue and sell unregistered Common Stock in private transactions to fund working capital requirements. Such transactions might not be available on terms favorable to the Company, or at all. The Common Stock authorized would be available for issuance by the Board of Directors without further action by the stockholders, unless such action was specifically required by applicable law or rules of any stock exchange or market system on which the Company's securities may then be listed.

         If this proposal is not adopted by the stockholders, the Company may be in breach of various contractual obligations to issue shares upon exercise of warrants. Such breaches could cause the Company to be liable for monetary damages in the amount of any appreciation of the Common Stock over the promised warrant exercise price. In addition, if this proposal is not adopted by stockholders, the Company's lack of authorized shares would severally curtail its ability to offer equity incentive compensation to officers, directors, employees and consultants, and its ability to raise capital that will be needed to fund human clinical trials and bring any product to market.

ANTI-TAKEOVER EFFECTS OF COMMON STOCK

         Shares of Common Stock issued by the Board of Directors could be utilized, under certain circumstances, to make an attempt to gain control of the Company more difficult or time-consuming. For example, shares of Common Stock could be issued to purchasers who might side with management in opposing a takeover bid which the Board of Directors determines is not in the best interests of the Company and its stockholders. This provision may thus be viewed as having possible anti-takeover effects. In certain circumstances the issuance of Common Stock without further action by the stockholders may have the effect of delaying, deferring or preventing a change of control of the Company, may discourage bids for the Company's Common Stock at a premium over the market price of the Common Stock and may adversely affect the market price of Common Stock.

DESCRIPTION OF COMMON STOCK

         The Common Stock is a typical and customary form of common stock and is publicly traded on the OTC Bulletin Board. The holders of Common Stock are entitled to one vote per share on all matters to be voted upon by stockholders. Except as set forth below, the holders of Common Stock are not entitled to cumulate their votes in the election of directors. All shares of Common Stock rank equally as to voting and all other matters. Subject to the prior rights of holders of Preferred Stock, if any, the holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available for payment. Such dividends may be paid in cash, property or shares of Common Stock. The shares of Common Stock have no pre-emptive or conversion rights, no redemption or sinking fund provisions and are not liable for further call or assessment.

         The Company is a Nevada corporation incorporated under Nevada law. Nevertheless, most of the Company's business operations are conducted in California, and, under Section 2115 of the California General Corporation Law ("California Corporate Law Section 2115"), a corporation like the Company that is not incorporated under California law is deemed to be a "pseudo-foreign corporation" in California and as such is subject to a broad selection of provisions of the California General Corporation Law if (a) more than half of its business (based on a three-factor formula including property, payroll and sales) is conducted in California and (b) more than half of its voting securities are held of record by persons having addresses within California. The Company is currently subject to Section 2115. The Company will no longer be subject to Section 2115 if a class of its securities become listed on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq National Market System, or at the end of the first fiscal year of the Company following the latest fiscal year with respect to which at least one of the tests for such status is not met. For so long as the Company is subject to Section 2115, its stockholders may exercise cumulative voting rights. If cumulative voting rights exist, each holder of Common Stock will be entitled, for each share held, to the number of votes equal to the number of directors to be elected. Each stockholder may give one candidate, who has been nominated prior to voting, all the votes such stockholder is entitled to cast or may distribute such votes among as many such candidates as such stockholder chooses. However, no stockholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and at least one stockholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes.

         The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock, will be required to approve this amendment to the Company's Articles of Incorporation. As a result, abstentions and broker non-votes will have the same effect as "Against" votes.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2

                                   PROPOSAL 3
                APPROVAL OF ADDITIONAL SHARES FOR ISSUANCE UNDER
                 THE AMENDED AND RESTATED 2000 STOCK OPTION PLAN

         In January 2004, the Board approved an amendment to the Company's Amended and Restated 2000 Stock Option Plan (the "2000 Plan") in the form attached hereto as Appendix E, subject to stockholder approval, (i) to increase the maximum aggregate number of shares of Common Stock that may be issued under the 2000 Plan from 4,000,000 to 6,000,000, (ii) to increase the maximum aggregate number of shares of Common Stock that may be issued under the 2000 Plan pursuant to the exercise of tax-qualified incentive stock options to 6,000,000, and (iii) to state that no employee may be granted options within any fiscal year of the Company under the 2000 Plan to purchase more than 500,000 shares under options, except that a new employee shall be eligible to receive up to a maximum of 2,000,000 shares under options in the fiscal year in which he or she commences employment.

         As of December 31, 2003, 30,000 shares had been issued under the 2000 Plan, and options to purchase 3,858,667 shares at exercise prices ranging from $0.29 to $5.00 per share were outstanding. Excluding the increase of 2,000,000 shares for which stockholder approval is being sought pursuant to this Proposal 2, 111,333 shares (plus any shares that might in the future be returned to the 2000 Plan as a result of cancellations or expiration of options) remained available for future grant under the 2000 Plan.

         Stockholders are requested in this Proposal 2 to approve the amendments to the 2000 Plan approved by the Board of Directors in January 2004. Approval of the increase in the maximum aggregate number of shares of Common Stock that may be issued under the 2000 Plan, and the maximum number of shares of Common Stock that may be issued upon incentive stock options is also subject to the approval by stockholders of Proposal 2 to increase the authorized number of shares of Common Stock from 50,000,000 to 100,000,000. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the increase in the aggregate number of shares authorized for issuance under the 2000 Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3

The essential features of the 2000 Plan are outlined below:

GENERAL

         The board of directors of the Company adopted the MicroIslet of Delaware 2000 Stock Option Plan on May 9, 2002 and the Company's stockholders approved it on May 28, 2002. All options granted by MicroIslet of Delaware prior to the acquisition of MicroIslet of Delaware by the Company were assumed by the Company, and those options became exercisable for shares of the Company's Common Stock. The 2000 Plan provides for the grant of both incentive and nonstatutory stock options. Incentive stock options granted under the 2000 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the 2000 Plan are not intended to qualify as incentive stock options under the Internal Revenue Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options.

PURPOSE

         The purpose of the 2000 Plan is to advance the Company's interests and those of its stockholders by providing an incentive to attract, retain and reward persons who provide services to the Company and by motivating such persons to contribute to its growth and profitability.

ADMINISTRATION

         The 2000 Plan is administered by the Company's Board of Directors and its designees. The Board has the power, subject to the provisions of the 2000 Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration to be paid upon exercise of an option, and other terms of the option. The Board has delegated administration of the 2000 Plan to the Compensation Committee.

STOCK SUBJECT TO THE 2000 PLAN

         If stockholders approve the increase in the aggregate number of shares authorized under the 2000 Plan pursuant to this Proposal 2, a total of 6,000,000 shares will be reserved for issuance under the 2000 Plan, representing an increase of 2,000,000 shares. As of December 31, 2003, of the total shares available under the 2000 Plan, 3,858,667 shares were subject to outstanding options and 111,333 shares were available for future grants. If options granted under the 2000 Plan expire, are cancelled or otherwise terminate without being exercised, the shares of Common Stock subject to such expired, cancelled or terminated options will then be available for grant under the 2000 Plan.

ELIGIBILITY

         Nonstatutory stock options may be granted only to the Company's employees, directors and consultants, or certain related entities or designated affiliates. An incentive stock option can be granted only to a person who, on the effective date of grant, is an employee of the Company, a parent corporation or a subsidiary corporation. Any person who is not an employee on the effective date of grant will be granted only a nonstatutory stock option.

         No incentive stock options may be granted under the 2000 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company, or any of its parent or subsidiary corporations, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options granted under the 2000 Plan are exercisable for the first time by an optionee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) may not exceed $100,000.

         The 2000 Plan as amended in January 2004 provides that no employee may be granted options within any fiscal year of the Company under the 2000 Plan to purchase more than 500,000 shares under options, except that a new employee will be eligible to receive up to a maximum of 2,000,000 shares under options in the fiscal year in which he or she commences employment.

TERMS OF OPTIONS

         The following is a description of the permissible terms of options under the 2000 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

         EXERCISE PRICE; PAYMENT. The exercise price of incentive stock options under the 2000 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options may not be less than 85% of the fair market value of the stock subject to the option on the date of the option grant, or in the case of a nonstatutory stock option granted to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company, 110% of such fair market value. The exercise price of options granted under the 2000 Plan must be paid:
(i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership of shares of Common Stock owned by the optionee having a fair market value not less than the exercise price, (iii) pursuant to Regulation T ("cashless exercise"), (iv) for optionees who are employees, in the sole and absolute discretion of the Company and subject to restrictions under the securities laws, by delivery of a promissory note, (v) in any other form of legal consideration acceptable to the Board or (vi) any combination of the above.

         OPTION EXERCISE. Options granted under the 2000 Plan may become exercisable in cumulative increments as determined by the Board. With the exception of an option granted to an officer, director or consultant, options must vest at a rate of at least 20% of the shares subject to option per year. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 2000 Plan may permit exercise prior to vesting, which is commonly referred to as an "early exercise" feature, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares acquired pursuant to such option at their original exercise price in the event that the optionee's service terminates.

         TERM. The maximum term of options under the 2000 Plan is ten years, except that in certain cases (see "Eligibility" above) the maximum term is five years. The 2000 Plan provides for earlier termination of an option due to the optionee's cessation of service. Options under the 2000 Plan generally will terminate three months after the optionee's cessation of continuous service unless the board of directors provides for a different period in the grant. However, in the event the optionee's continuous service terminates due to the optionee's disability, then the optionee may exercise any of the vested portion of the option at any time during the six months after the optionee's cessation of service. If the optionee's continuous service terminates due to the death of the optionee, then the option may be exercised to the extent vested on the date of death for six months after the optionee's death. In no event, however, may an option be exercised later than the date of the expiration of the option's term as set forth in the optionee's stock option agreement.

         CHANGE IN CONTROL. The 2000 Plan defines a "Change in Control" of the Company as any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of the voting stock of the Company immediately before the event, direct or indirect beneficial ownership of more than 50% of the total combined voting power of the stock of the Company, its successor or the corporation to which the Company's assets were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of the voting Stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume the rights and obligations of the Company under the outstanding options or substitute substantially equivalent options for such corporation's stock. However, if an outstanding option is not assumed or replaced, the 2000 Plan provides that the vesting and exercisability of the option will be accelerated, effective ten days prior to the Change in Control. Options that are not assumed, replaced or exercised prior to the Change in Control will terminate. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

FEDERAL INCOME TAX INFORMATION

         Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 15% while the maximum ordinary income rate and short-term capital gains rate is effectively 35%. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

         INCENTIVE STOCK OPTIONS. Incentive stock options under the 2000 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

         There generally are no federal income tax consequences to the optionholder or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionholder's alternative minimum tax liability, if any.

         If an optionholder holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionholder upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss.

         Generally, if the optionholder disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the optionholder will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the optionholder's actual gain, if any, on the purchase and sale. The optionholder's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

         To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

         NONSTATUTORY STOCK OPTIONS. Nonstatutory stock options granted under the 2000 Plan generally have the following federal income tax consequences:

         There are no tax consequences to the optionholder or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the date of exercise over the option exercise price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionholder.

         Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option (or vesting of the stock). Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

         POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

         Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the option is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant, or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.


EQUITY COMPENSATION PLAN INFORMATION

The following table gives information as of December 31, 2003:

                                                                                               NUMBER OF SECURITIES
                                                                                             REMAINING AVAILABLE FOR
                                                                                              FUTURE ISSUANCE UNDER
                                          NUMBER OF SECURITIES TO       WEIGHTED-AVERAGE       EQUITY COMPENSATION
                                          BE ISSUED UPON EXERCISE      EXERCISE PRICE OF         PLANS (EXCLUDING
                                          OF OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,   SECURITIES REFLECTED IN
             PLAN CATEGORY                  WARRANTS AND RIGHTS       WARRANTS AND RIGHTS          COLUMN (a))
             -------------                  -------------------       -------------------          -----------
                                                     (a)                        (b)                    (c)
Equity compensation plans approved by
security holders (1)                           3,858,667  (2)                $0.91                      111,333

Equity compensation plans not approved
by security holders                            2,135,449  (3)                $5.80                          --

Total                                          5,994,116                     $2.65                      111,333

(1) The Board of Directors adopted the MicroIslet of Delaware 2000 Stock Option Plan on May 9, 2002 and its stockholders approved it on May 28, 2002. All options granted by MicroIslet of Delaware prior to the acquisition of MicroIslet of Delaware by the Company were assumed by the Company, and those options became exercisable for shares of the Common Stock. In January 2004, the Board amended the 2000 Plan to increase the number of shares reserved under the plan from 4,000,000 to 6,000,000, and to implement per person annual grant maximums, subject to stockholder approval of such plan amendments and an amendment to the Company's Articles of Incorporation to increase authorized shares of Common Stock.

(2) Options representing 2,705,124 shares of Common Stock granted pursuant to the 2000 Plan were assumed by the Company pursuant to the acquisition of MicroIslet of Delaware. Of those, options representing 2,695,124 shares remain outstanding.

(3) Consists of individual stock options and warrant grants to employees, directors, consultants and advisors. Options representing 50,000 shares of Common Stock were granted outside of the 2000 Plan each to Robert W. Anderson, James R. Gavin III and Steven T. Frankel in November 2003. Of those, options representing 150,000 shares remain outstanding. Dr. Anderson, Dr. Gavin and Mr.

Frankel are directors of the Company. In addition, options representing a total of 280,000 shares of Common Stock were granted outside of the 2000 Plan to three individuals in 2003, none of whom is an officer or director of the Company. Of those, options representing 280,000 shares remain outstanding. Warrants representing 1,500,000 shares of Common Stock in the aggregate were granted to Donald Saunders, Thomas K. Russell and Mark C. Russell for services in connection with the merger of MicroIslet of Delaware and the Company in April 2002. Of those, warrants representing 1,500,000 shares remain outstanding. Warrants representing 64,800 shares of Common Stock were granted to World Link Asset Management for services in connection with a financing completed by the Company in November of 2003. Of those, warrants representing 64,800 shares remain outstanding. Options representing 140,649 shares of Common Stock granted outside of the 2000 Plan were assumed by the Company pursuant to the acquisition of MicroIslet of Delaware by the Company. Of those, options representing 140,649 shares remain outstanding.

                                   PROPOSAL 4
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Audit Committee has selected Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2004 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP has audited the Company's financial statements since 2002. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting.

         Stockholder ratification of the selection of Deloitte & Touche LLP is not required by the Company's Bylaws or otherwise. However, the Company is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will consider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4


AUDIT FEES

The following table describes fees for professional audit services rendered by Deloitte & Touche LLP, the Company's principal accountant, for the audit of its annual financial statements for the years ended December 31, 2003 and December 31, 2002 and fees billed for other services rendered by Deloitte & Touche LLP during those periods.

--------------------------------------------------------------------------------
         Type of Fee                          2003                 2002
--------------------------------------------------------------------------------
         Audit Fees (1)                       $  71,577            $24,200
--------------------------------------------------------------------------------
         Audit Related Fees (2)                  29,140             48,990
--------------------------------------------------------------------------------
         Tax Fees (3)                            10,560              3,367
--------------------------------------------------------------------------------
         Total                                 $111,277            $76,557
--------------------------------------------------------------------------------

         (1) Audit Fees include the aggregate fees paid by the Company during the fiscal year indicated for professional services rendered by Deloitte & Touche LLP for the audit of the Company's annual financial statements and review of financial statements included in its Forms 10-QSB.

         (2) Audit Related Fees include the aggregate fees paid by the Company during the fiscal year indicated for assurance and related services by Deloitte & Touche LLP that are reasonably related to the performance of the audit or review of its financial statements and not included in Audit Fees. Also included in Audit Related Fees are fees for accounting advice.

         (3) Tax Fees include the aggregate fees paid by the Company during the fiscal year indicated for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice and tax planning.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

         The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditor. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors' independence. The Audit Committee has considered the role of Deloitte & Touche LLP in providing services to the Company for the fiscal year ended December 31, 2003 and has concluded that such services are compatible with their independence as the Company's auditors. The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit services provided by Deloitte & Touche LLP in fiscal 2003.

                                   MANAGEMENT

         Set forth below is information regarding executive officers and significant employees of the Company. All executive officers serve at the pleasure of the Board of Directors.


NAME                        AGE       POSITION
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS:

John F. Steel IV*            45       Chairman and Chief Executive Officer

Hartoun Hartounian*          44       President and Chief Operating Officer

William G. Kachioff          38       Vice President, Finance and Chief
                                      Financial Officer

SIGNIFICANT EMPLOYEES:

Rhonda L. Bartel, Ph.D.      45       Executive Director, Biological Research

Ingrid Stuiver, Ph.D.        42       Director of Research

Dagmar Meissner              38       Director of Process Research and
                                      Development

Mayank Patel                 34       Director of Engineering and Manufacturing

* Biographical information about John F. Steel IV and Hartoun Hartounian is set forth under Proposal 1 above.

         WILLIAM G. KACHIOFF. Mr. Kachioff joined the Company in May 2002 as Vice President, Finance and Chief Financial Officer. He had served previously as the acting Chief Financial Officer of MicroIslet of Delaware on a consultant basis from February 2002 to April 2002. From November 1999 to November 2001, Mr. Kachioff served as Director of Finance at Cutera, Inc. (formerly known as Altus Medical, Inc.), a manufacturer of innovative medical devices, where he helped prepare that company for the successful commercial launch of its first product and for an initial public offering of stock. From November 1998 to November 1999, Mr. Kachioff was the Corporate Controller at Coulter Pharmaceuticals, Inc., and from November 1996 to October 1998, Mr. Kachioff was the Assistant Controller at Vivus, Inc. From September 1990 to November 1996, he held a series of progressively responsible finance and accounting positions with Abbott Laboratories. He was a senior auditor with Deloitte & Touche LLP from August 1987 to August 1990. Mr. Kachioff received his B.S. in Management with concentrations in Accounting and Information Systems from the State University of New York at Buffalo and has been a Certified Public Accountant since 1989.

RONNDA L. BARTEL, PH.D. Dr. Bartel has over 15 years experience in the biotechnology and pharmaceutical industries, including discovery and preclinical research, product development and manufacturing of cell-based products. Prior to joining Microislet in 2004, she was the Vice President of Scientific Development at StemCells Inc where she was responsible for the preclinical development of human neural stem cells for the treatment of neurodegenerative diseases. She was also a key player in the first commercialization of tissue-engineered products while holding both research and management positions at Advanced Tissue Sciences. She also has experience in drug delivery research and technology assessment while at Becton Dickinson and SRS Capital LLC, respectively. Dr. Bartel received her Ph.D. in Biochemistry from the University of Kansas and her postdoctoral training at the University of Michigan.

         INGRID STUIVER, PH.D. Dr. Stuiver joined the Company in April 2002 and was the Director of Research at MicroIslet of Delaware from March 2001 to April 2002. Before joining MicroIslet of Delaware, Dr. Stuiver was the Assistant Director of Clinical Research and Research Scientist at Maxia Pharmaceuticals from June 1998 to March 2001. From December 1993 to January 1998, Dr. Stuiver was a Sr. Research Associate/Postdoctoral Fellow at The Scripps Research Institute and studied adhesion receptors in cancer, hemostasis, thrombosis and the CNS. Dr. Stuiver received her Ph.D. in Molecular and Cellular Biology from the University of Arizona in 1992 and her B.A. in Biochemistry and Cell Biology from the University of California, San Diego in 1985.

         DAGMAR MEISSNER. Ms. Meissner joined the Company in April 2002 and was the Director of Process Research and Development at MicroIslet of Delaware from January 2001 to April 2002. Prior to joining MicroIslet of Delaware, Ms. Meissner was a Senior Scientist at Kelco BioPolymers from September 1998 to December 2000. From December 1994 to June 1998, she worked at SkyePharma PLC (formerly known as DepoTech) as a Senior Process Engineer. From February 1992 to June 1994, she worked at Biogen, Inc., a biotechnology company, as a Senior Process Associate. Ms. Meissner earned a diploma in Chemical Engineering from a PolyTechnic Institute in Mannheim, Germany and an M.S. degree in Chemical Engineering from Tufts University.

         MAYANK PATEL. Mr. Patel joined the Company in April 2002 and was the Director of Engineering and Manufacturing at MicroIslet of Delaware from December 2000 to April 2002. From December 1998 to December 2000, he was a senior process engineer at Sequenom Inc., where he was responsible for consumable product design, product validation, and development of manufacturing equipment for silicon-based DNA chips. Prior to that, he worked at SkyePharma PLC (formerly DepoTech) from May 1995 to January 1999 where he was a senior engineer, responsible for the design and commissioning of an FDA approved pharmaceutical production system. From April 1993 to May 1995, he was the Manufacturing Associate at Regeneron Pharmaceuticals, where he performed large-scale development and GMP production of clinical protein products. Mr. Patel received his MBA in Operations Management and his B.S. in Chemical Engineering from Rutgers University.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information regarding the ownership of the Company's Common Stock as of March 16, 2004, by: (i) each director; (ii) each person who is known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock; (iii) each of the Company's executive officers named in the Summary Compensation Table set forth below; and (iv) all executive officers and directors of the Company as a group. Except as otherwise indicated in the footnotes, all information with respect to share ownership and voting and investment power has been furnished to the Company by the persons listed. Except as otherwise indicated in the footnotes, each person listed has sole voting power with respect to the shares shown as beneficially owned.

                                                             Number of Shares
Name and Address of Beneficial Owner (1)                  Beneficially Owned (2)            Percent of Class (2)
----------------------------------------                  ----------------------            --------------------
John F. Steel IV                                                9,314,500(3)                        24.3%

Richard Schoninger                                              3,190,850(4)                         8.3%
667 Madison Avenue
New York, NY 10021

Don and Bonnie Saunders Family Trust                            2,744,339(5)                         7.1%
900 E. Desert Inn Road, Apt. 521
Las Vegas, NV 89109

John J. Hagenbuch                                               3,819,852(6)                         9.8%
3673 Jackson Street
San Francisco, CA 94118

Hartoun Hartounian, Ph.D.                                       1,462,710(7)                         3.7%

William G. Kachioff                                               350,000(7)                         0.9%

Robert W. Anderson, M.D.                                          190,648(7)                         *

Steven T. Frankel                                                 112,667(7)                         *

James R. Gavin III, M.D., Ph.D.                                   190,648(7)                         *

All officers and directors as a group (6 in number)            11,621,173(8)                        28.5%

* Less than one percent.

(1) Except as otherwise indicated, the address for each beneficial owner is 6370 Nancy Ridge Drive, Suite 112, San Diego, CA 92121.

(2) Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 38,413,030 shares outstanding on March 16, 2004, adjusted as required by rules promulgated by the Commission.

(3) Excludes 10,000 shares held by Mr. Steel's daughter. Mr. Steel disclaims beneficial ownership of such shares as he does not have voting or investment control over such shares.

(4) Includes 3,000 shares held by Mr. Schoninger's minor son, for which Mr. Schoninger may be deemed to share voting and investment control with the child's mother.

(5) Don and Bonnie Saunders are the trustees of the Don and Bonnie Saunders Family Trust, and share voting and investment power over the 2,096,971 shares held by such trust. Also includes 647,368 shares held by Mr. Saunders and his wife as trustees of an irrevocable trust for which Mr. and Mrs. Saunders share voting and investment power. Excludes 850,000 shares subject to a warrant with an exercise price of $6.00 per share and 425,000 shares subject to a warrant with an exercise price of $12.00 per share, as these warrants are substantially out of the money and are not currently exercisable for Common Stock. If and when Mr. and Mrs. Saunders determine to sell any of the 2,499,339 shares beneficially owned by them, or Mr. Saunders determines to sell any of the 1,275,000 shares subject to the warrants, they may do so only pursuant to a registration statement covering such resales. The ownership information for the Don and Bonnie Saunders Family Trust in this table is based solely on information disclosed on Schedule 13G under the Exchange Act.

(6) Includes 1,758,772 shares held by Jackson St. Partners, and 10,000 shares held by Mr. Hagenbuch's minor children, for which Mr. Hagenbuch may be deemed to share voting and investment control with his spouse. Mr. Hagenbuch's spouse is the sister of John F. Steel IV. Also includes 200,000 shares subject to an immediately exercisable warrants issued to a trust affiliated with Mr. Hagenbuch.

(7) For each person, the shares shown represent shares that are issuable upon exercise of options exercisable within 60 days of March 16, 2004.

(8) Includes 2,306,673 shares subject to options exercisable within 60 days of March 16, 2004.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         In December 2001, Frank Danesi, Jr., the sole officer and director of the Company and owner of approximately 90.22% of the Company's then outstanding shares of capital stock, sold all of his 3,075,000 shares of Common Stock to the Don and Bonnie Saunders Family Trust for a cash purchase price of $300,000. The Don and Bonnie Saunders Family Trust purchased a total of 615,000 of such shares as nominee for others, including 275,132 shares for Thomas K. Russell and 137,566 for Mark C. Russell. Thomas K. Russell and Mark C. Russell are brothers. The sale constituted a change of control of the Company. Thomas K. Russell also became the President, Chairman and sole director of the Company at that time. In April 2002, the Company acquired MicroIslet of Delaware through a merger of its newly-formed, wholly-owned subsidiary with MicroIslet of Delaware. MicroIslet of Delaware's stockholders were issued a total of 19,215,538 shares of the authorized but unissued Common Stock of the Company, representing 85% of the post-merger outstanding shares of the Company. In the merger, MicroIslet of Delaware common shares were exchanged on a one-for-one basis for Company Common Stock, and MicroIslet of Delaware's Series A Preferred shares were exchanged on a 15.6275 for-one basis for Company Common Stock.

         ASA Investment Company served as the private placement adviser for a private offering of securities by MicroIslet of Delaware which closed simultaneously with the merger, and for a subsequent private placement by the Company of 34,667 shares of Common Stock. MicroIslet of Delaware was introduced to ASA through Donald G. Saunders. At the time of the introduction, Mr. Saunders was negotiating with ASA to form a successor broker-dealer in which Mr. Saunders, Thomas K. Russell and Mark C. Russell would have equity interests. Those negotiations did not ultimately result in a restructuring of ASA, and none of Mr. Saunders, Thomas K. Russell or Mark C. Russell obtained an ownership interest or other interest in ASA. Mr. Saunders, his wife Bonnie Saunders, and the Don and Bonnie Saunders Family Trust collectively purchased 122,500 MicroIslet of Delaware shares in the private offering with gross proceeds to the Company of $735,000. Temple Securities, Ltd., a company associated with Thomas
K. Russell and Mark C. Russell, purchased 52,500 MicroIslet of Delaware shares with gross proceeds to the Company of $315,000. These investments were on the same terms as all other investments in the private offering. ASA Investment Company received commissions equal to ten percent of the approximately $4 million in gross offering proceeds, and in connection with the merger, received an investment banking fee of $200,000 plus 33,334 shares of the Company's Common Stock. ASA earned additional commissions totaling $75,833 in connection with post-acquisition private placements including $55,033 from the sale of 1,000,600 shares in September 2003 to certain investors.

         In April 2002, the Company issued warrants to purchase 1,000,000 shares of its Common Stock at $6.00 per share and 500,000 shares of its Common Stock at $12.00 per share to the following persons in the amounts set forth opposite their names:


Name                            $6.00 Warrants                 $12.00 Warrants
----                            --------------                 ---------------

Donald G. Saunders                    850,000                      425,000
Thomas K. Russell                     100,000                       50,000
Mark C. Russell                        50,000                       25,000
                                       ------                       ------

Total:                              1,000,000                      500,000
                                    =========                      =======

The warrants provide that they are exercisable at any time until July 31, 2007.

         In April 2003 and May 2003, the Company borrowed $300,000 and $200,000, respectively, from a trust affiliated with Mr. John J. Hagenbuch, a significant beneficial owner of the Company's Common Stock. The loans had an annual interest rate of 4.25%, with principal and accrued interest originally due August 9, 2003 and September 9, 2003. As additional consideration for the loans, the Company issued to the lender two ten-year warrants exercisable for an aggregate of 100,000 shares of Common Stock at an exercise price of $1.49 per share.

         On August 26, 2003, the Company reached agreement with Mr. Hagenbuch to extend the maturity dates of the loans to December 7, 2003 and January 8, 2004, respectively. As additional consideration for the loan extensions, the Company issued the lender two ten-year warrants exercisable for an aggregate of 100,000 shares of Common Stock at an exercise price of $0.50 per share.

         On October 31, 2003, the Company reached agreement with Mr. Hagenbuch to cancel the notes evidencing the loans in exchange for 1,022,200 shares and a warrant to purchase 408,880 shares at $1.00 per share. The two loans had a combined principal and interest balance of $511,100. At the same time, Mr. Hagenbuch agreed to have his trust purchase for cash 300,000 shares at $0.50 per share. Mr. Hagenbuch's trust also received a warrant to purchase 120,000 shares at $1.00 per share in connection with this purchase. As a result of these transactions, Mr. Hagenbuch is now beneficial owner of approximately 9.8% of the Company's Common Stock.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of a class of the Company's securities registered under Section 12(g) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2003, the Company believes that all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis with the SEC, except as follows:

         John J. Hagenbuch, an individual having beneficial ownership of greater than 10% of the Common Stock as of December 31, 2003, failed to timely file a Form 3 disclosing his holdings as of the date he became a 10% beneficial owner. The information required on Form 3 was subsequently reported on Form 5. James R. Gavin III, Robert W. Anderson and Steven T. Frankel, each a director, each failed to timely file a Form 4 during the year ended December 31, 2003, disclosing one transaction, an option grant. Each of these transactions were subsequently reported on Form 5.

                       CODE OF BUSINESS CONDUCT AND ETHICS

         The Company has adopted a "Code of Business Conduct and Ethics", a code of ethics that applies to all employees, including its executive officers. A copy of the Code of Business Conduct and Ethics is posted on the Company's Internet site at WWW.MICROISLET.COM. In the event the Company makes any amendments to, or grant any waivers of, a provision of the Code of Business Conduct and Ethics that applies to the principal executive officer, principal financial officer, or principal accounting officer that requires disclosure under applicable SEC rules, the Company intends to disclose such amendment or waiver and the reasons therefor on a Form 8-K or on its next periodic report.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

During the fiscal year ended December 31, 2003, as compensation for services provided as directors, the Company paid $10,500 to James R. Gavin III, M.D., Ph.D., $10,500 to Robert W. Anderson, M.D. and $10,500 to Steven T. Frankel.

In November 2003, each of the Company's outside directors received non-qualified, fully-vested options to purchase 50,000 shares of Common Stock at an exercise price of $0.80 per share. The options expire ten years after the date of grant.

COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth the annual and long-term compensation paid by the Company or MicroIslet of Delaware for services performed on the Company's or MicroIslet of Delaware's behalf for the three fiscal years ended December 31, 2003, with respect to the Chief Executive Officer and those executive officers who received more than $100,000 in compensation for fiscal 2003.


SUMMARY COMPENSATION TABLE (1)
                                                                                               Long-Term
                                                              Annual Compensation             Compensation
                                                              -------------------             ------------

                                                                                               Securities
Name and Principal Position                   Year         Salary              Bonus        Underlying Options
---------------------------                   ----         ------              -----        ------------------
John F. Steel IV, Chairman and Chief          2003         $168,000            $2,000                  -0-
    Executive Officer (2)                     2002         $179,500               -0-                  -0-
                                              2001         $130,000               -0-                  -0-

Hartoun Hartounian, Ph.D., President          2003         $234,230            $2,000              150,000
    and Chief Operating Officer (3)           2002         $185,620               -0-               62,510
                                              2001         $167,000               -0-                  -0-

William G. Kachioff, Vice President,          2003         $150,000            $2,000              150,000
    Finance and Chief Financial Officer (4)   2002         $122,322            $5,000              262,500


(1) The columns for "Other Annual Compensation," "Restricted Stock Awards," "LTP Payouts" and "All Other Compensation" have been omitted because there is no compensation required to be reported. All options were granted at market value.

(2) Mr. Steel and Dr. Hartounian joined the Company in April 2002 with the completion of the acquisition of MicroIslet of Delaware. Compensation in 2002 includes compensation paid by the Company after the acquisition and compensation paid by MicroIslet of Delaware prior to the acquisition. Compensation in 2001 reflects compensation paid by MicroIslet of Delaware.

(3) Mr. Kachioff joined the Company on a full-time basis in May 2002. Mr. Kachioff was a consultant to MicroIslet of Delaware from February 2002 to April 2002, and compensation shown includes consulting payments for that period.


OPTION GRANTS IN LAST FISCAL YEAR

                         Number of           Percent of Total
                        Securities          Options Granted to
                        Underlying             Employees in         Exercise or Base
       Name               Options               Fiscal Year           Price ($/Sh)        Expiration Date
       ----               -------               -----------           ------------        ---------------
Hartoun Hartounian        150,000(1)               16.0%                  $0.45             July 16, 2013
William G. Kachioff       150,000(2)               16.0%                  $0.55             June 10, 2013


(1) These options were granted under the 2000 Stock Option Plan. These options were 100% vested at the time of grant. All of the shares underlying these options are subject to a nonqualified stock option.

(2) These options were granted under the 2000 Stock Option Plan. These options were 100% vested at the time of grant. All of the shares underlying these options are subject to a nonqualified stock option.

FISCAL YEAR END OPTION VALUES

         The following table sets forth, as to the named officers, certain information concerning the number and value of unexercised options held by each of the named officers at December 31, 2003. There were no option exercises by the named executive officers during 2003.

                                            Number of Options                 Value of Unexercised In-the-Money
                                         Unexercised at Year End                   Options at Year End (1)
                                         -----------------------                   -----------------------
        Name                          Exercisable      Unexercisable          Exercisable       Unexercisable
        ----                          -----------      -------------          -----------       -------------
Hartoun Hartounian, Ph.D.              1,462,710              -0-               $550,082              $-0-
William G. Kachioff                      350,000           62,500                 22,500               -0-

(1) Based on fair market value of the Common Stock at fiscal year end, which was $0.70 per share less the exercise price of the options.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

         MicroIslet of Delaware entered into an agreement with Hartoun Hartounian dated June 23, 2000, which agreement was assumed by the Company and amended effective January 30, 2004. Under the agreement as amended, the Company has the right to terminate Dr. Hartounian's employment at any time and for any reason. If, however, the Company does so without cause or if Dr. Hartounian terminates his agreement for good reason, the Company must continue to pay salary for six months following termination. Upon such termination, Dr. Hartounian will also be provided twelve months to exercise his vested options. Dr. Hartounian must sign a waiver and release of claims in order to receive these benefits. In addition, the agreement as amended provides that Dr. Hartounian's initial grant of stock options for 1,250,200 shares will vest and become immediately exercisable upon a "change of control" of the Company, which generally means a merger, liquidation or sale of all or substantially all of its stock or assets.

         The Company entered into an agreement with William G. Kachioff dated May 1, 2002, which agreement was amended effective January 30, 2004. Under the agreement, the Company has the right to terminate Mr. Kachioff's employment at any time and for any reason. If, however, the Company does so without cause or if Mr. Kachioff terminates his agreement for good reason, it must continue to pay salary for six months following termination. Upon such termination, Mr. Kachioff will also be provided twelve months to exercise his vested options. Mr. Kachioff must sign a waiver and release of claims in order to receive these benefits. In addition, the agreement provides that Mr. Kachioff's initial grant of stock options for 250,000 shares will vest and become immediately exercisable upon a "change of control" of the Company, which generally means a merger, liquidation or sale of all or substantially all of its stock or assets.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors



                                          ______________________________________
                                          John F. Steel IV
                                          Chairman and Chief Executive Officer

April 28, 2004


         A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-KSB for the fiscal year ended December 31, 2003 is available without charge upon written request to the Secretary, MicroIslet, Inc., 6370 Nancy Ridge Drive, Suite 112, San Diego, California 92121.

                                   APPENDIX A
                                   ----------

                          AMENDED AND RESTATED CHARTER
                            OF THE AUDIT COMMITTEE OF
                                MICROISLET, INC.

                            (Approved March 29, 2004)

ORGANIZATION
------------

There shall be a committee of the Board of Directors of MicroIslet, Inc. (the "Company") to be known as the Audit Committee (the "Committee"). The Board of Directors shall appoint the members of the Committee, which will be composed of at least three directors. The Committee shall be composed entirely of directors that are independent, as defined by the applicable rules and regulations of the Securities and Exchange Commission and the American Stock Exchange ("AMEX"), and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment. All Committee members must satisfy the financial literacy requirements of the applicable rules and regulations of AMEX, and at least one member shall have past employment experience in finance or accounting, or other comparable experience or background which results in the member's financial sophistication. In addition, at least one member of the Committee shall be designated as the "audit committee financial expert," as defined by applicable legislation and regulation of the Securities and Exchange Commission.

STATEMENT OF POLICY
-------------------

The primary purposes of the Committee are to assist the Board of Directors in fulfilling its oversight responsibilities for:

         o the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company;
         o the Company's compliance with legal and regulatory requirements;
         o        the independent auditors' qualifications and independence; and
         o        the performance of the Company's independent auditors.

Except as otherwise required by applicable law, regulations or listing standards, all major decisions are considered by the Board of Directors as a whole.

AUTHORITY
---------

The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

         o Appoint, compensate, and oversee the work of any public accounting firm employed by the Company.
         o Resolve any disagreements between management and the independent auditors regarding financial reporting.
         o Pre-approve all auditing and non-audit services by the Company's independent auditors.
         o Retain independent counsel, accountants, or others at the expense of the Company to advise the Committee or assist in the conduct of an investigation.
         o Seek any information it requires from employees--all of whom are directed to cooperate with the Committee's requests--or external parties.
         o Meet with Company officers, independent auditors, or outside counsel, as necessary.

RESPONSIBILITIES
----------------

The Committee will carry out the following responsibilities:

FINANCIAL STATEMENTS
--------------------

         o Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas, recent professional and regulatory pronouncements, off-balance sheet structures, and understand their impact on the financial statements.
         o Review with management and the independent auditors the results of the audit, including any difficulties encountered.
         o Review the annual financial statements and confirm they are complete and consistent with information known to Committee members, and reflect appropriate accounting principles.
         o Review other sections of the annual report and related regulatory filings, including the disclosures made in the Management Discussion and Analysis, before release and consider the accuracy and completeness of the information.
         o Understand how management develops interim financial information, and the nature and extent of independent auditor involvement.
         o Review interim financial reports with management and the independent auditors before filing with regulators, including the disclosures made in the Management Discussion and Analysis, and consider whether they are complete and consistent with the information known to Committee members.
         o Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the annual report and interim reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have significant disagreements with management.

         o Review with outside counsel any legal matter that could have a significant impact on the Company's financial statements.

INTERNAL CONTROL
----------------

         o Consider the effectiveness of the Company's internal control system, including information technology security and control.
         o Understand the scope of the independent auditors' review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

INDEPENDENT AUDIT
-----------------

         o Review the independent auditors' proposed audit scope and approach, including coordination of audit effort with management.
         o Review the performance of the independent auditors, and exercise final approval on the appointment or discharge of the auditors.
         o Review and confirm the independence of the independent auditors by obtaining statements from the auditors on relationships between the auditors and the Company, including non-audit services, and discussing the relationships with the auditors.
         o On a regular basis, meet separately with the independent auditors to discuss any matters that the Committee or auditors believe should be discussed privately.

COMPLIANCE
----------
         o Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.
         o Review the findings of any examinations by regulatory agencies, and any auditor observations.
         o Obtain from the independent auditors assurance that Section 10A(b) of the Securities Exchange Act of 1934 has not been implicated.
         o Review the process for communicating the code of ethics to Company personnel, and for monitoring compliance therewith.
         o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
         o Obtain regular updates from management and Company legal counsel regarding compliance matters.

REPORTING RESPONSIBILITIES
--------------------------
         o Regularly report to the Board of Directors about Committee activities, issues, and related recommendations.
         o Provide an open avenue of communication between the independent auditors and the Board of Directors.
         o Report annually to the shareholders, describing the Committee's composition, responsibilities and how they were discharged, including approval of non-audit services.
         o Review any other reports the Company issues that relate to Committee responsibilities, including having discussion with management regarding the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as other financial information and earnings guidance provided to analysts and rating agencies. This review may be general (i.e., the types of information to be disclosed and the type of presentations to be made), and unless otherwise provided in a Company policy, the Committee does not need to discuss each release in advance.

OTHER RESPONSIBILITIES
----------------------
         o Perform other activities related to this charter as requested by the Board of Directors.
         o Review all related party transactions (as that term is defined in SEC Regulation S-K, Item 404) on an ongoing basis. All such transactions must be approved by the Committee.
         o        Institute and oversee special investigations as needed.
         o With the assistance of legal counsel, review and assess the adequacy of this charter annually, and present a report to the Board at the Board's annual organizational meeting of the results of the Committee's assessment, including any recommendations for changes to this charter.
         o Confirm annually that all responsibilities outlined in this charter have been carried out.
         o Evaluate the Committee's and individual members' performance on a regular basis, and annually provide to the Board for its evaluation a report concerning the performance of the Committee.

MEETINGS AND VOTING
-------------------

The Committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. The affirmative vote of a majority of the members present at a meeting at which a quorum is present shall constitute action of the Committee. The Committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will hold private meetings with auditors (see above) and executive sessions. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

COMPENSATION
------------

Members of the Committee shall receive compensation for attending Committee meetings as defined and approved by the Board of Directors.

LIMITATION OF COMMITTEE'S ROLE
------------------------------

While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

                                   APPENDIX B
                                   ----------

                    CHARTER OF THE COMPENSATION COMMITTEE OF
                                MICROISLET, INC.


                             ADOPTED: AUGUST 8, 2002

PURPOSE

The Compensation Committee is a committee of the Board of Directors. Its primary function is to serve as an administrative arm of the board to make decisions for the board with respect to all forms of compensation to the executive officers of the Company and all bonus and stock compensation to employees.

ORGANIZATION

         o The Compensation Committee shall be appointed annually by the Board of Directors.

         o The Compensation Committee shall consist of at least two members.

         o The members of the Compensation Committee will be "non-employee" directors as that term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The members of the Compensation Committee will also be "outside directors" as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

         o The board shall appoint one of the members of the Compensation Committee as Chairperson. It is the responsibility of the Chairperson to schedule all meetings of the Committee and to provide the Committee with a written agenda.


In meeting its responsibilities, the Committee shall:

GENERAL

         o Review and make decisions for the Board of Directors respecting all forms of compensation paid to the executive officers and directors of the Company and to such other employees or officers of the Company as directed by the Board.

         o Review and make decisions for the Board of Directors respecting the grant of all forms of bonus and stock compensation provided to employees of the Company.

         o Develop and implement a long-term strategy of employee compensation and the types of stock and other compensation plans to be used by the Company and the shares and amounts reserved thereunder.

         o Serve as the "Committee" as defined in Section 2.1(c) of the Company's 2000 Stock Option Plan with all of the powers of the board to administer such plan.

         o Review and make recommendations to the Board of Directors regarding other plans that are proposed for adoption or adopted by the Company for the provision of compensation or incentives to employees, directors or consultants of the Company.

         o Address any other compensation matters as from time to time directed by the board.

         o Confer with each individual executive officer of the Company in advance of final determinations concerning that individual's compensation package.

         o Confer with and seek recommendations from management concerning compensation decisions for non-executive officers and other employees of the Company.

         o Have unrestricted access to members of management and relevant information.

         o Be permitted to retain independent counsel or consultants to assist it in the conduct of the Committee's duties.

         o Meet once per year or more frequently as circumstances require.

         o Report Committee actions and recommendations to the Board of Directors, as the Committee may deem appropriate.

         o        Review annually and update the Committee's formal charter.

         o Provide for inclusion in the Company's proxy statement or other SEC filings of any compensation committee report required by applicable laws and regulations and discussing among other things:

                  o The criteria on which compensation paid to the Chief Executive Officer for the last completed fiscal year is based.

                  o The relationship of such compensation to the Company's performance.

                  o The Compensation Committee's executive compensation policies applicable to executive officers.

                  o Whether the Company's allowable deduction for compensation to the Company's executive officers could be limited pursuant to Section 162(m) of the Internal Revenue Code.

                                   APPENDIX C
                                   ----------

                                     CHARTER
             OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OF
                                MICROISLET, INC.


                           (Approved April 14, 2004)

ORGANIZATION
------------

There shall be a committee of the Board of Directors of MicroIslet, Inc. (the "Company") to be known as the Nominating and Governance Committee (the "Committee"). The Board of Directors shall appoint the members of the Committee, which will be composed of at least three directors. The Committee shall be composed entirely of directors that are independent, as defined by the applicable rules and regulations of the Securities and Exchange Commission and the American Stock Exchange, and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment. Unless the Board elects a Chair of the Committee, the Committee shall elect a Chair by majority vote.

STATEMENT OF POLICY
-------------------

The primary purposes of the Committee are to:

         o        Identify individuals qualified to become Board members.

         o Recommend the persons to be nominated by the Board for election as directors at the annual meeting of stockholders.

         o Regularly review and advise the Board with respect to corporate governance principles and policies applicable to the Company.

         o        Oversee the annual evaluation of the Board's effectiveness.

Except as otherwise required by applicable law, regulations or listing standards, all major decisions are considered by the Board of Directors as a whole.

RESPONSIBILITIES
----------------

The Committee shall have the following responsibilities:

         o The Committee shall, with the assistance of legal counsel, review and assess the adequacy of this charter annually, and present a report to the Board at the Board's annual organizational meeting of the results of its assessment, including any recommendations for changes to this charter.

         o The Committee shall regularly address the issues of appointment and removal of members of the Committee, qualification of Committee members, and Committee structure and operation, and shall make recommendations to the Board concerning any proposed changes to Committee membership, structure, or authority.

         o Except where the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors, the Committee shall have sole responsibility and authority for selecting the persons to be nominated by the Board for election as directors at the annual meeting of stockholders, and the sole responsibility for recommending the persons to be nominated by the Board to fill any vacancies on the Board that the Board has authority to fill.

         o The Committee shall conduct background checks on all director nominees and shall have the sole authority to retain and terminate any search firm to be used to identify director nominees, including sole authority to approve the search firm's fees and other retention terms. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of any search firm engaged by the Committee.

         o The Committee shall establish and oversee a policy for considering stockholder nominees for directors, and shall develop the procedures that must be followed by stockholders in submitting recommendations.

         o The Committee shall evaluate director candidates recommended by the stockholders using the criteria and principles for director selection as for other proposed nominees.

         o The Committee shall be responsible for recommending to the Board the directors to be appointed to each Board committee. The Committee shall also monitor and recommend the functions of various committees.

         o The Committee shall establish and oversee a procedure for stockholders to communicate with the Board.

         o The Committee shall be responsible for overseeing an annual self-evaluation of the Board to determine whether it is functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the Board's performance, to be discussed with the Board. The Committee shall also evaluate its own performance as a committee on an annual basis and report same to the Board. The Committee shall be responsible for reviewing with the Board, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

         o The Committee shall consider questions of conflict of interest of board members and senior management, and, to the extent a conflict constitutes a related party transaction (as that term is defined in SEC Regulation S-K, Item 404), refer the approval of such matter to the Audit Committee of the Board of Directors.

         o The Committee shall oversee director orientation and continuing education programs, and shall also oversee director retirement policies and resignation of directors from the Board.

MEETINGS AND VOTING
-------------------

The Nominating and Governance Committee shall meet as often as necessary, but at least once annually. The affirmative vote of a majority of the members present at a meeting at which a quorum is present shall constitute action of the Committee.

AUTHORITY TO ENGAGE INDEPENDENT COUNSEL AND ADVISORS
----------------------------------------------------

The Committee shall have the right to engage and determine funding for independent counsel and other advisors at the expense of the Company.

COMPENSATION
------------

Members of the Committee shall receive compensation for attending Committee meetings as defined and approved by the Board of Directors.

                                   APPENDIX D
                                   ----------

                            CERTIFICATE OF AMENDMENT
                         TO ARTICLES OF INCORPORATION OF
                                MICROISLET, INC.
          (PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)

1. Name of corporation: MicroIslet, Inc.

2. The articles have been amended as follows:

         FIRST: Article 4 of the Articles of Incorporation is amended in its entirety to read as follows:

         4.       Authorized Shares:

                       A. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock."
The total number of shares which the corporation is authorized to issue is one hundred and ten million (110,000,000) shares. One hundred million (100,000,000) shares shall be Common Stock, each having a par value of one tenth of one cent ($0.001). Ten million (10,000,000) shares shall be Preferred Stock, each having a par value of one tenth of one cent ($0.001).

                       B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate (a "Preferred Stock Designation") pursuant to the corporation laws of the State of Nevada, to fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles of Incorporation have voted in favor of the amendment is: 51.1% of the total outstanding shares and voting power on the record date.




                        Officer Signature:        /s/ John F. Steel IV
                                            ------------------------------------
                                            John F. Steel IV, Chairman of the
                                            Board and Chief Executive Officer

                                   APPENDIX E
                                   ----------

                              AMENDED AND RESTATED
                                MICROISLET, INC.
                             2000 STOCK OPTION PLAN


         1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.
            ----------------------------------------

                  1.1 ESTABLISHMENt. The Amended and Restated MicroIslet, Inc. 2000 Stock Option Plan (the "PLAN") was established on November 7, 2000, and amended and restated on April 24, 2002 and January 29, 2004.

                  1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Participating Company Group and its shareholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

                  1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

         2. DEFINITIONS AND CONSTRUCTION.
            -----------------------------

                  2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                           (a) "BOARD" means the Board of Directors of the
Company. If one or more Committees have been appointed by the Board to administer the Plan, "BOARD" also means such Committee(s).

                           (b) "CODE" means the Internal Revenue Code of 1986,
as amended, and any applicable regulations promulgated thereunder.

                           (c) "COMMITTEE" means the Compensation Committee or
other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                           (d) "COMPANY" means MicroIslet, Inc., a Delaware
corporation, or any successor corporation thereto.

                           (e) "CONSULTANT" means a person engaged to provide
consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

                           (f) "DIRECTOR" means a member of the Board or of the
board of directors of any other Participating Company.

                           (g) "DISABILITY" means the inability of the Optionee,
in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Optionee's position with the Participating Company Group because of the sickness or injury of the Optionee.

                           (h) "EMPLOYEE" means any person treated as an
employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

                           (i) "EXCHANGE ACT" means the Securities Exchange Act
of 1934, as amended.

                           (j) "FAIR MARKET VALUE" means, as of any date, the
value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                                    (i) If, on such date, the Stock is listed on
a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in THE WALL STREET JOURNAL or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

                                    (ii) If, on such date, the Stock is not
listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

                           (k) "INCENTIVE STOCK OPTION" means an Option intended
to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

                           (l) "INSIDER" means an officer or a Director of the
Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

                           (m) "NONSTATUTORY STOCK OPTION" means an Option not
intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

                           (n) "OPTION" means a right to purchase Stock (subject
to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

                           (o) "OPTION AGREEMENT" means a written agreement
between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof. An Option Agreement may consist of a form of "Notice of Grant of Stock Option" and a form of "Stock Option Agreement" incorporated therein by reference, or such other form or forms as the Board may approve from time to time.

                           (p) "OPTIONEE" means a person who has been granted
one or more Options.

                           (q) "PARENT CORPORATION" means any present or future
"parent corporation" of the Company, as defined in Section 424(e) of the Code.

                           (r) "PARTICIPATING COMPANY" means the Company or any
Parent Corporation or Subsidiary Corporation.

                           (s) "PARTICIPATING COMPANY GROUP" means, at any point
in time, all corporations collectively which are then Participating Companies.

                           (t) "RULE 16B-3" means Rule 16b-3 under the Exchange
Act, as amended from time to time, or any successor rule or regulation.

                           (u) "SECURITIES ACT" means the Securities Act of
1933, as amended.

                           (v) "SERVICE" means an Optionee's employment or
service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. An Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. Furthermore, an Optionee's Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Optionee's Service shall be deemed to have terminated unless the Optionee's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee's Option Agreement. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Optionee's Service has terminated and the effective date of such termination.

                           (w) "STOCK" means the common stock of the Company, as
adjusted from time to time in accordance with Section 4.2.

                           (x) "SUBSIDIARY CORPORATION" means any present or
future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

                           (y) "TEN PERCENT OWNER OPTIONEE" means an Optionee
who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

                  2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

         3. ADMINISTRATION.
            ---------------

                  3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option.

                  3.2 AUTHORITY OF OFFICERS. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

                  3.3 POWERS OF THE BOARD. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

                           (a) to determine the persons to whom, and the time or
times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

                           (b) to designate Options as Incentive Stock Options
or Nonstatutory Stock Options;

                           (c) to determine the Fair Market Value of shares of
Stock or other property;

                           (d) to determine the terms, conditions and
restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee's termination of Service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

                           (e) to approve one or more forms of Option Agreement;

                           (f) to amend, modify, extend, cancel or renew any
Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

                           (g) to accelerate, continue, extend or defer the
exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee's termination of Service with the Participating Company Group;

                           (h) to prescribe, amend or rescind rules, guidelines
and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

                           (i) to correct any defect, supply any omission or
reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

                  3.4 ADMINISTRATION WITH RESPECT TO INSIDERS. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

                  3.5 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

         4. SHARES SUBJECT TO PLAN.
            -----------------------

                  4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Six Million (6,000,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise of an Option subject to a Company repurchase option and are repurchased by the Company at the Optionee's exercise price, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan. However, except as adjusted pursuant to
Section 4.2, in no event shall more than Six Million (6,000,000) shares of Stock be available for issuance pursuant to the exercise of Incentive Stock Options (the "ISO SHARE ISSUANCE LIMIT"). Notwithstanding the foregoing, at any such time as the offer and sale of securities pursuant to the Plan is subject to compliance with Section 260.140.45 of Title 10 of the California Code of Regulations ("SECTION 260.140.45"), the total number of shares of Stock issuable upon the exercise of all outstanding Options (together with options outstanding under any other stock option plan of the Company) and the total number of shares provided for under any stock bonus or similar plan of the Company shall not exceed thirty percent (30%) (or such other higher percentage limitation as may be approved by the shareholders of the Company pursuant to Section 260.140.45) of the then outstanding shares of the Company as calculated in accordance with the conditions and exclusions of Section 260.140.45.

                  4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the ISO Share Issuance Limit set forth in Section 4.1, in the exercise price per share of any outstanding Options, and in the per Employee annual limitations on shares of Stock subject to Options set forth in Section 5.4. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

         5. ELIGIBILITY AND OPTION LIMITATIONS.
            -----------------------------------

                  5.1 PERSONS ELIGIBLE FOR OPTIONS. Options may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, "Employees," "Consultants" and "Directors" shall include prospective Employees, prospective Consultants and prospective Directors to whom Options are granted in connection with written offers of an employment or other service relationship with the Participating Company Group. Eligible persons may be granted more than one (1) Option. However, eligibility in accordance with this Section shall not entitle any person to be granted an Option, or, having been granted an Option, to be granted an additional Option.

                  5.2 OPTION GRANT RESTRICTIONS. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1.

                  5.3 FAIR MARKET VALUE LIMITATION. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this
Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

                  5.4 SECTION 162(m) LIMITATION. Subject to the provisions of this Section 5.4, for so long as the Company is a "publicly held corporation" within the meaning of Section 162(m): (i) no Employee may be granted one or more Options under the Plan within any fiscal year of the Company to purchase more than Five Hundred Thousand (500,000) shares of Stock, subject to adjustment pursuant to Section 4.2. If an Option is cancelled without being exercised or if the exercise price of an Option is reduced, that cancelled or repriced Option shall continue to be counted against the limit on Options that may be granted to any individual under this Section 5.4. Notwithstanding anything herein to the contrary, a new Employee of a Participating Company shall be eligible to receive one or more Options under the Plan for up to a maximum of Two Million (2,000,000) shares of Stock in the fiscal year in which he or she commences employment, subject to adjustment pursuant to Section 4.2.

         6. TERMS AND CONDITIONS OF OPTIONS.
            --------------------------------

                  Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                  6.1 EXERCISE PRICE. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) the exercise price per share for a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) no Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

                  6.2 EXERCISABILITY AND TERM OF OPTIONS. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option,
(b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company, and (d) with the exception of an Option granted to an officer, Director or Consultant, no Option shall become exercisable at a rate less than twenty percent (20%) per year over a period of five (5) years from the effective date of grant of such Option, subject to the Optionee's continued Service. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

                  6.3 PAYMENT OF EXERCISE PRICE.

                           (a) FORMS OF CONSIDERATION AUTHORIZED. Except as
otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "CASHLESS EXERCISE"), (iv) provided that the Optionee is an Employee (unless otherwise not prohibited by law, including, without limitation, any regulation promulgated by the Board of Governors of the Federal Reserve System) and in the Company's sole discretion at the time the Option is exercised, by delivery of the Optionee's promissory note in a form approved by the Company for the aggregate exercise price, provided that, if the Company is incorporated in the State of Delaware, the Optionee shall pay in cash that portion of the aggregate exercise price not less than the par value of the shares being acquired, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement described in
Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

                           (b) LIMITATIONS ON FORMS OF CONSIDERATION.

                                    (i) TENDER OF STOCK. Notwithstanding the
foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

                                    (ii) CASHLESS EXERCISE. The Company
reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

                                    (iii) PAYMENT BY PROMISSORY NOTE. No
promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Option is granted. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

                  6.4 TAX WITHHOLDING. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group's tax withholding obligations have been satisfied by the Optionee.

                  6.5 REPURCHASE RIGHTS. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Option is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Optionee shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

                  6.6 EFFECT OF TERMINATION OF SERVICE.

                           (a) OPTION EXERCISABILITY. Subject to earlier
termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after an Optionee's termination of Service only during the applicable time period determined in accordance with this Section 6.6 and thereafter shall terminate:

                                    (i) DISABILITY. If the Optionee's Service
with the Participating Company Group terminates because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of six (6) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "OPTION EXPIRATION DATE").

                                    (ii) DEATH. If the Optionee's Service with
the Participating Company Group terminates because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of six (6) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months (or such longer period of time as determined by the Board, in its discretion) after the Optionee's termination of Service.

                                    (iii) TERMINATION AFTER CHANGE IN CONTROL.
The Board may, in its discretion, provide in any Option Agreement that if the Optionee's Service with the Participating Company Group ceases as a result of "Termination After Change in Control" (as defined in such Option Agreement), then (1) the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date, and (2) the exercisability and vesting of the Option and any shares acquired upon the exercise thereof shall be accelerated effective as of the date on which the

Optionee's Service terminated to such extent, if any, as shall have been determined by the Board, in its discretion, and set forth in the Option Agreement. Notwithstanding the foregoing, if it is determined that the provisions or operation of this Section 6.6(a)(iii) would preclude treatment of a Change in Control as a "pooling-of-interests" for accounting purposes and provided further that in the absence of the preceding sentence such Change in Control would be treated as a "pooling-of-interests" for accounting purposes, then this Section 6.6(a)(iii) shall be void AB INITIO, and the vesting and exercisability of the Option shall be determined under any other applicable provision of the Plan or the Option Agreement evidencing such Option.

                                    (iv) OTHER TERMINATION OF SERVICE. If the
Optionee's Service with the Participating Company Group terminates for any reason, except Disability, death or Termination After Change in Control, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                           (b) EXTENSION IF EXERCISE PREVENTED BY LAW.
Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.6(a) is prevented by the provisions of Section 10 below, the Option shall remain exercisable until three
(3) months (or such longer period of time as determined by the Board, in its discretion) after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

                           (c) EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(B).
Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.6(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

                  6.7 TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Option Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in Section 260.140.41 of Title 10 of the California Code of Regulations, Rule 701 under the Securities Act, and the General Instructions to Form S-8 Registration Statement under the Securities Act.

         7. STANDARD FORMS OF OPTION AGREEMENT.
            -----------------------------------

                  7.1 OPTION AGREEMENT. Unless otherwise provided by the Board at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.

                  7.2 AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of any standard form of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.

         8. CHANGE IN CONTROL.
            ------------------

                  8.1 DEFINITIONS.

                           (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to
have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

                           (b) A "CHANGE IN CONTROL" shall mean an Ownership
Change Event or a series of related Ownership Change Events (collectively, a "TRANSACTION") wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or, in the case of a Transaction described in Section 8.1(a)(iii), the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

                  8.2 EFFECT OF CHANGE IN CONTROL ON OPTIONS. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "ACQUIRING CORPORATION"), may, without the consent of any Optionee, either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. In the event the Acquiring Corporation elects not to assume or substitute for outstanding Options in connection with a Change in

Control, any unexercisable or unvested portions of outstanding Options and any shares acquired upon the exercise thereof held by Optionees whose Service has not terminated prior to such date shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of any Option and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its discretion.

         9. PROVISION OF INFORMATION.
            -------------------------

                  At least annually, copies of the Company's balance sheet and income statement for the just completed fiscal year shall be made available to each Optionee and purchaser of shares of Stock upon the exercise of an Option. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure them access to equivalent information.

         10. COMPLIANCE WITH SECURITIES LAW.
             -------------------------------

                  The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

         11. TERMINATION OR AMENDMENT OF PLAN.
             ---------------------------------

                  The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's shareholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's shareholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Option unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

         12. SHAREHOLDER APPROVAL.
             ---------------------

                  The Plan or any increase in the maximum aggregate number of shares of Stock issuable thereunder as provided in Section 4.1 (the "AUTHORIZED SHARES") shall be approved by the shareholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Options granted prior to shareholder approval of the Plan or in excess of the Authorized Shares previously approved by the shareholders shall become exercisable no earlier than the date of shareholder approval of the Plan or such increase in the Authorized Shares, as the case may be.

         IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the MicroIslet, Inc. 2000 Stock Option Plan as duly adopted by the Board on ______________, 2000.



                                            ------------------------------------
                                            Secretary

                                  PLAN HISTORY
                                  ------------


November 7, 2000                    Board adopts Plan, with an initial reserve
                                    of 1,000,000 shares.

November 7, 2000                    Shareholders approve Plan, with an initial
                                    reserve of 1,000,000 shares.

April 17, 2002                      Board approves an increase to the shares of
                                    Stock reserved under the Plan from 3,125,500
                                    (on a post 3.1255 for 1 stock split basis) to 4,000,000.

April 24, 2002                      Shareholders approve an increase to the
                                    shares of Stock reserved under the Plan from 3,125,500 (on a post 3.1255 for 1 stock split basis) to 4,000,000.

April 24, 2002                      Plan assumed by MicroIslet, Inc., a Nevada
                                    corporation (formerly known as ALD Services, Inc.), pursuant to Merger Agreement and Plan of Reorganization dated

May 9, 2002                         Board of MicroIslet, Inc. a Nevada
                                    corporation, adopts Plan and reserves
                                    4,000,000 shares for issuance under Plan;
                                    becomes successor to MicroIslet, Inc., a Delaware corporation, under Plan.

May 28, 2002                        Stockholders of MicroIslet, Inc., a Delaware
                                    corporation, approve Plan, but NOT a Section
                                    162(m) limit grant limit. (Note:
                                    Stockholders also approve name change of ALD
                                    Services, Inc. to MicroIslet, Inc.)

January 30, 2004                    Board approval of (i) increase the maximum
                                    aggregate number of shares of common stock that may be issued under the Plan from Four
                                    Million (4,000,000) to Six Million
                                    (6,000,000), (ii) increase the maximum
                                    aggregate number of shares of common
                                    stock that may be issued under the Plan
                                    pursuant to the exercise of incentive stock options to Six Million (6,000,000), and (iii) Section 162(m) grant limits
                                    (Section 5.4).

May 25, 2004                        [Stockholder approval of January 29, 2004
                                    amendments.]

                                MICROISLET, INC.
     THIS PROXY RELATES TO AN ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD
                                  MAY 25, 2004

         The undersigned hereby appoints JOHN F. STEEL IV and HARTOUN HARTOUNIAN or either of them, with full power of substitution, as attorneys and proxies to vote all shares of Common Stock of MicroIslet, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of MICROISLET, INC. to be held at 2:00 p.m. local time at 12544 High Bluff Drive, Suite 300, San Diego, California, on May 25, 2004 and any postponements, continuations and adjournments thereof, with all powers which the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

         UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW

PROPOSAL 1: To elect directors to serve for the ensuing year and until their successors are elected.

         |_| FOR all nominees listed below        |_| WITHHOLD AUTHORITY
             (except as marked to the contrary        to vote for all nominees
             below).

NOMINEES: John F. Steel IV, Hartoun Hartounian, Ph.D., Robert W. Anderson, M.D.,
          James R. Gavin III, M.D., Ph.D. and Steven T. Frankel

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S) WRITE SUCH NOMINEE(S)' NAME(S)
BELOW:

_______________________________________________________________________________

PROPOSAL 2: To approve an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock from 50,000,000 to 100,000,000 shares.

         |_|      FOR               |_|      AGAINST            |_|      ABSTAIN

_______________________________________________________________________________

PROPOSAL 3: To approve the Company's Amended and Restated 2000 Stock Option Plan
            (i) to increase the maximum aggregate number of shares of Common Stock that may be issued under such plan from 4,000,000 to 6,000,000, (ii) to increase the maximum aggregate number of shares of Common Stock that may be issued under such plan pursuant to the exercise of tax-qualified incentive stock options to 6,000,000, and
            (iii) to state that no employee may be granted options within any fiscal year of the Company under such plan to purchase more than 500,000 shares under options, except that a new employee shall be eligible to receive up to a maximum of 2,000,000 shares under options in the fiscal year in which he or she commences employment.

         |_|      FOR               |_|      AGAINST            |_|      ABSTAIN

_______________________________________________________________________________


PROPOSAL 4: To ratify the selection of Deloitte & Touche LLP as independent auditors of MicroIslet, Inc. for the fiscal year ending December 31, 2004.

         |_|      FOR               |_|      AGAINST            |_|      ABSTAIN


                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                           (CONTINUED FROM OTHER SIDE)





         THIS PROXY HAS BEEN SOLICITED BY OR FOR THE BENEFIT OF THE BOARD OF DIRECTORS OF MICROISLET, INC. I UNDERSTAND THAT I MAY REVOKE THIS PROXY ONLY BY WRITTEN INSTRUCTIONS TO THAT EFFECT, SIGNED AND DATED BY ME, WHICH MUST BE ACTUALLY RECEIVED BY MICROISLET, INC. PRIOR TO COMMENCEMENT OF THE ANNUAL MEETING.

DATED:                         , 2004     Signature
        -----------------------                    -----------------------------

                                          Print Name
                                                    ----------------------------

IF THE STOCK IS HELD JOINTLY, BOTH OWNERS MUST SIGN

                                          Signature
                                                    ----------------------------

                                          Print Name
                                                    ----------------------------

(Please date and sign exactly as name or names appear on your stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full the corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. IF THE STOCK IS HELD JOINTLY, BOTH OWNERS MUST SIGN

                         Mail or Deliver this Proxy to:

                                MICROISLET, INC.
                        6370 Nancy Ridge Drive, Suite 112
                           San Diego, California 92121
                                 (858) 657-0287



                       I will be attending the meeting |_|